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                                                                    EXHIBIT 10.4

                               ANDA NETWORKS, INC.

                        2000 DIRECTORS' STOCK OPTION PLAN

                      (AS ADOPTED EFFECTIVE APRIL 28, 2000)


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                                TABLE OF CONTENTS


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
ARTICLE 1.  INTRODUCTION.......................................................1

ARTICLE 2.  ADMINISTRATION.....................................................1
        2.1  Committee Composition.............................................1
        2.2  Committee Responsibilities........................................1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS........................................1
        3.1  Basic Limitation..................................................1
        3.2  Annual Increase in Shares.........................................1
        3.3  Additional Shares.................................................2

ARTICLE 4.  AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS..................2
        4.1  Eligibility.......................................................2
        4.2  Initial Grants....................................................2
        4.3  Annual Grants.....................................................2
        4.4  Exercisability....................................................2
        4.4  Accelerated Exercisability........................................3
        4.5  Exercise Price....................................................3
        4.6  Term..............................................................3
        4.7  Affiliates of Non-Employee Directors..............................3
        4.8  Stock Option Agreement............................................3

ARTICLE 5.  PAYMENT FOR OPTION SHARES..........................................4
        5.1  Cash..............................................................4
        5.2  Surrender of Stock................................................4
        5.3  Exercise/Sale.....................................................4
        5.4  Other Forms of Payment............................................4

ARTICLE 6.  PROTECTION AGAINST DILUTION........................................4
        6.1  Adjustments.......................................................4
        6.2  Dissolution or Liquidation........................................5
        9.3  Reorganizations...................................................5

ARTICLE 7.  LIMITATION ON RIGHTS...............................................5
        7.1  Stockholders' Rights..............................................5
        7.2  Regulatory Requirements...........................................5
        7.3  Withholding Taxes.................................................5

ARTICLE 8.  FUTURE OF THE PLAN.................................................5
        8.1  Term of the Plan..................................................5
        8.2  Amendment or Termination..........................................5
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
ARTICLE 9.  DEFINITIONS........................................................6

ARTICLE 10.  EXECUTION.........................................................8
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                               ANDA NETWORKS, INC.

                        2000 DIRECTORS' STOCK OPTION PLAN


        ARTICLE 1. INTRODUCTION.

            The Board adopted the Plan effective as of the date of the Company's initial public offering. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Non-Employee Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Non-Employee Directors with exceptional qualifications and (c) linking Non-Employee Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for automatic and non-discretionary grants of Options to Non-Employee Directors.

            The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).


        ARTICLE 2. ADMINISTRATION.

            2.1 COMMITTEE COMPOSITION. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

            2.2 COMMITTEE RESPONSIBILITIES. The Committee shall interpret the Plan and make all decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.


        ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

            3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares subject to Options granted under the Plan shall not exceed (a) 500,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitations of this Section 3.1 and Section 3.2 shall be subject to adjustment pursuant to Article 6.

            3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2001, the aggregate number of Common Shares available for the grant of Options under the Plan shall automatically be increased by the number necessary to cause the total number of Common Shares then available to be restored to 500,000.


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            3.3 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the Common Shares subject to such Options shall again become available for the grant of Options under the Plan.


        ARTICLE 4. AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

            4.1 ELIGIBILITY. Only Non-Employee Directors shall be eligible for the grant of Options under the Plan.

            4.2 INITIAL GRANTS. Each Non-Employee Director who first becomes a member of the Board after the date of the Company's initial public offering shall receive a one-time grant of an Option covering 50,000 Common Shares. Such Option shall be granted on the date when such Non-Employee Director first joins the Board. Each Non-Employee Director who first becomes a member of one or more committees of the Board after the date of the Company's initial public offering shall receive a one-time grant of an Option covering 25,000 Common Shares. Such Option shall be granted on the date when such Non-Employee Director first joins a committee of the Board. No Non-Employee Director shall receive more than one Option covering 25,000 Common Shares. A Non-Employee Director who previously was an Employee shall not receive a grant under this Section 4.2.

            4.3 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2001 or thereafter, each Non-Employee Director who will serve as a member of the Board after such meeting shall receive an Option covering 10,000 Common Shares, except that such Option shall not be granted in the calendar year in which the same Non-Employee Director received an Option covering 50,000 Common Shares under Section 4.2. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2001 or thereafter, each Non-Employee Director who will serve as the Chairman of the Board after such meeting shall receive an Option covering 5,000 Common Shares. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2001 or thereafter, each Non-Employee Director who will serve as a member of one or more committees of the Board after such meeting shall receive an Option covering 5,000 Common Shares, except that such Option shall not be granted in the calendar year in which the same Non-Employee Director received an Option covering 25,000 Common Shares under
Section 4.2. A Non-Employee Director who previously was an Employee shall be eligible to receive grants under this Section 4.3.

            4.4 EXERCISABILITY. Subject to the Non-Employee Director's continuing service, Options granted under Section 4.2 or 4.3 shall become exercisable in equal monthly installments over the 48-month period commencing on the date of grant, except that all of the first 12 installments shall become exercisable on the first anniversary of the date of grant. For purposes of this
Section 4.4, service as a non-voting member or observer of the Board shall be credited to the same extent as service as a Non-Employee Director. No service shall be credited for a year unless the Non-Employee Director during such year attends at least 75% of the meetings of the Board (in the case of an Option granted for service on the Board) or 75% of the meetings of the committee(s) of the Board on which the Non-Employee Director serves (in the


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case of an Option granted for service on committee(s) of the Board).
Participation in a meeting by telephone or video conferencing equipment shall be considered attendance.

            4.5 ACCELERATED EXERCISABILITY. An Option granted to a Non-Employee Director under this Article 4 may become exercisable on an accelerated basis as follows:

               (a) The Option shall become exercisable in full if the Non-Employee Director's service terminates because of his or her death.

               (b) The Option shall become exercisable in full if (i) the Company is subject to a Change in Control before the Non-Employee Director's service terminates, (ii) the Company does not continue the Option and (iii) the surviving corporation or its parent or subsidiary does not assume the Option or substitute its own option for the Option.

               (c) The Option shall become exercisable with respect to 25% of the Common Shares subject to the Option if the Company is subject to a Change in Control before the Non-Employee Director has completed 12 months of service following the date of grant.

               (d) The Option shall become exercisable in full if (i) the Company is subject to a Change in Control and (ii) the Non-Employee Director's service terminates for any reason at the time of the Change in Control or within 12 months after the Change in Control.

            4.6 EXERCISE PRICE. The Exercise Price under all Options granted to a Non-Employee Director under this Article 4 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Article 5.

            4.7 TERM. All Options granted to a Non-Employee Director under this
Article 4 shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three months after the termination of such Non-Employee Director's service for any reason other than death or total and permanent disability, (c) the date six months after the termination of such Non-Employee Director's service because of total and permanent disability or (d) the date 12 months after the termination of such Non-Employee Director's service because of death.

            4.8 AFFILIATES OF NON-EMPLOYEE DIRECTORS. The Committee may provide that the Options that otherwise would be granted to a Non-Employee Director under this Article 4 shall instead be granted to an affiliate of such Non-Employee Director. Such affiliate shall then be deemed to be a Non-Employee Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Options shall be applied with regard to the service of the Non-Employee Director.

            4.9 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.


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        ARTICLE 5. PAYMENT FOR OPTION SHARES.

            5.1 CASH. All or any part of the Exercise Price may be paid in cash or cash equivalents.

            5.2 SURRENDER OF STOCK. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

            5.3 EXERCISE/SALE. All or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

            5.4 OTHER FORMS OF PAYMENT. At the sole discretion of the Committee, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.


        ARTICLE 6. PROTECTION AGAINST DILUTION.

            6.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding adjustments shall automatically be made in each of the following:

               (a) The number of Options available for future grants under
        Article 3;

               (b) The number of Common Shares covered by each outstanding Option; or

               (c) The Exercise Price under each outstanding Option.

In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 6, an Optionee shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


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            6.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

            6.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Options by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options, (d) full exercisability and accelerated expiration of the outstanding Options or (e) settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of such Options.


        ARTICLE 7. LIMITATION ON RIGHTS.

            7.1 STOCKHOLDERS' RIGHTS. A Optionee shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Option prior to the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

            7.2 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

            7.3 WITHHOLDING TAXES. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.


        ARTICLE 8. FUTURE OF THE PLAN.

            8.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of the Company's initial public offering. The Plan shall remain in effect until it is terminated under Section 8.2.

            8.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination


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of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.


        ARTICLE 9. DEFINITIONS.

            9.1 "BOARD" means the Company's Board of Directors, as constituted from time to time.

            9.2 "CHANGE IN CONTROL" means:

               (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;

               (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

               (c) A change in the composition of the Board, as a result of which less than a majority of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

               (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

            9.3 "CODE" means the Internal Revenue Code of 1986, as amended.


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            9.4 "COMMITTEE" means a committee of the Board, as described in
Article 2.

            9.5 "COMMON SHARE" means one share of the common stock of the Company.

            9.6 "COMPANY" means Anda Networks, Inc., a Delaware corporation.

            9.7 "EMPLOYEE" means a common-law employee of the Company, a Parent or a Subsidiary.

            9.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            9.9 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

            9.10 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

            9.11 "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

            9.12 "OPTION" means an option granted under the Plan and entitling the holder to purchase Common Shares. Options do not qualify as incentive stock options described in section 422(b) of the Code.

            9.13 "OPTIONEE" means an individual or estate who holds an Option.

            9.14 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

            9.15 "PLAN" means this Anda Networks, Inc. 2000 Directors' Stock Option Plan, as amended from time to time.

            9.16 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

            9.17 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A


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corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


        ARTICLE 10. EXECUTION.

            To record the adoption of the Plan by the Board on April 28, 2000, the Company has caused its duly authorized officer to execute this document in the name of the Company.


                                               ANDA NETWORKS, INC.



                                               By: _____________________________

                                               Title: __________________________


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